UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 1, 2020

Date of Report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39317	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona		85008
(Address of principal executive offices)		(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	ON	The Nasdaq Stock Market LLC
Preferred Stock, Series B Junior Participating, Purchase Rights	N/A	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on April 22, 2019, Semiconductor Components Industries, LLC, a Delaware limited liability company (“SCILLC”) and a wholly owned subsidiary of ON Semiconductor Corporation, a Delaware corporation, GLOBALFOUNDRIES U.S. Inc., a Delaware corporation (“Seller”), and GLOBALFOUNDRIES Inc., an exempted company incorporated under the laws of the Cayman Islands (“Seller Affiliate”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) relating to SCILLC’s proposed acquisition of Seller’s East Fishkill, New York site and fabrication facilities.

On October 1, 2020, SCILLC, Seller, and Seller Affiliate entered into an Amendment No. 1 to Asset Purchase Agreement (the “Amendment”) to amend the Asset Purchase Agreement. Pursuant to the Amendment, SCILLC will pay $100,000,000 (the “Additional Deposit Amount”) to Seller as a non-refundable deposit on the purchase price payable by SCILLC to Seller under the Asset Purchase Agreement. The Additional Deposit Amount will be applied to, and reduce, the remaining amount of the purchase price payable by SCILLC to Seller at closing under the Asset Purchase Agreement by $100,000,000. Except as amended by the Amendment, the terms and conditions of the Asset Purchase Agreement remain unchanged.

In connection with the payment of the Additional Deposit Amount, SCILLC and an affiliate of Seller will also enter into an amendment to a certain ancillary agreement relating to the provision of foundry services entered into in connection with the execution of the Asset Purchase Agreement.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Amendment No. 1 to Asset Purchase Agreement, dated October 1, 2020, by and among Semiconductor Components Industries, LLC, GLOBALFOUNDRIES U.S. Inc., and GLOBALFOUNDRIES Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: October 7, 2020	By:	/s/ Bernard Gutmann
Bernard Gutmann Executive Vice President, Chief Financial Officer, and Treasurer